MINING LEASE AND AGREEMENT

THIS LEASE AND AGREEMENT (the "Agreement"), made this 15th day of August, 2000 by and between PLATORO WEST, INC., a Nevada corporation, (hereinafter called "Owner") and SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada (hereinafter called "Seabridge"):

WITNESSETH:

1.

 Owner represents that subject to the paramount title of the United States, he is the sole and only owner of the unpatented mining claims, situated in Esmeralda County, Nevada, described on Exhibit A attached hereto and incorporated herein (hereinafter referred to as the "Property"); that each of the unpatented claims included in the Property has been validly located, filed and recorded in compliance with the laws of the State of Nevada and of the United States as they relate to location and recordation of such claims; that Owner has timely complied with all of the filing provisions of the Federal Land Policy and Management Act (43 U.S.C. Section 1701, et seq.) as they pertain to the unpatented claims included within the Property and that said claims are valid and subsisting mining claims; that Owner has performed assessment work upon said claims through the assessment year ended September 1, 2000, and will record and file proof thereof, all of which work, recordings and filings have been completed in accordance with the applicable state and federal statutes pertaining to assessment work; that Owner has fully and timely paid the holding fees, if any, required to maintain the unpatented mining claims to the date of this Agreement; that Owner's rights in the Property are not subject to any prior agreement, encumbrance, burden or restriction, created by any act or instrument of Owner; that to the best of Owner's knowledge, the Property is free from liens and encumbrances and other adverse claims by third parties; and that the Property is not burdened with any royalties, overriding royalties, net profits interests or payments on production except for the underlying royalty payable by Owner to Fisher-Watt Gold Company which is fully described as Attachment A hereto, which shall remain the exclusive responsibility of Owner..

2.

 Owner hereby grants, lets and leases exclusively to Seabridge the Property, for the term hereof, together with all ores and minerals of every kind, except oil and gas, in, on or under the Property, with the exclusive right to prospect and explore for, mine by any method now known or hereafter discovered (including, but not limited to, underground, open pit, in-situ and solution methods), process by any method know known or hereafter discovered, mill, prepare for market, store, sell and dispose of the same; and together with all such rights-of-way, easements, water and water rights, geothermal water and geothermal resources, of every kind and nature, through, over, on or appertaining to the Property, and the right to erect, maintain and operate thereon and therein, buildings, structures, machinery and equipment, and the right to use, occupy and disturb so much of the surface of the Property as Seabridge may determine to be useful, desirable or convenient for the exercise by Seabridge of any and all of its rights hereunder, and the right in its sole discretion to exercise any rights or options of Owner with respect to the Property or any portion thereof under any law or regulation hereafter enacted, including but not limited to the right to convert any or all of the unpatented claims included in the Property and the other rights described in Section 7 herein. In the event Owner acquires any additional rights, titles or interests in the Property after the execution of this Agreement, or locates any additional unpatented mining claims within the "Area of Interest" as

3.

more particularly described in Exhibit B attached hereto, all such additional rights, titles and interests shall be subject to this Agreement.

1.

If Owner's title is less than as stated in Section 1 hereof or is subject to a superior adverse interest, all payments, including Advance Royalty and Production Royalty payments, without limitation, to be made to Owner hereunder shall be reduced to the same proportion thereof as the undivided interest in the Property solely owned by Owner bears to the entire interest in the Property.

Seabridge shall have sole discretion to determine the extent of its work, if any, on the Property and the time or times for beginning, continuing or resuming such work thereon. All activities carried out by Seabridge under this Agreement shall conform with the laws and regulations of the State of Nevada and the United States.

Seabridge shall indemnify and hold harmless Owner from all liability, including attorneys fees and costs, arising out of Seabridge's exploration and other activities hereunder, including but not limited to environmental and reclamation liabilities under existing and future laws and regulations. The indemnity set forth herein shall survive termination or expiration of this Agreement.

Owner shall indemnify and hold harmless Seabridge, its officers, directors, shareholders, employees and affiliates from any and all claims, demands and liabilities whatsoever arising from or in connection with Owner's operations or activities upon the Property which were conducted prior to the date of this Agreement, including, without limitation, surface and underground disturbances (including, but not limited to, underground workings, waste dumps, tailings, roads, drill holes and drill pads) and reclamation obligations. The indemnity set forth herein shall survive termination or expiration of this Agreement.

2.

The term of this Agreement shall begin with the date hereof and shall continue to and until the fifteenth anniversary of such date and so long thereafter as Seabridge continues to make advance royalty or production royalty payments, but subject to earlier termination as provided in this Agreement. After termination of this Agreement, Seabridge shall have the right of ingress and egress from the Property and the right to complete such reclamation and restoration of the Property and to make such inspections as may be required by law, for so long after termination of this Agreement as is necessary to complete all such reclamation, restoration and inspections.

3.

Upon execution of this Agreement, Seabridge shall issue Owner 5,000 shares of its Common Stock. Additionally, unless and until this Agreement is terminated, Seabridge shall pay Owner Advance Royalty payments in accordance with the following schedule:

Advance Royalty Payment

Payable on or before

$ 7,500

On execution;

$ 12,500

On August 15, 2001;

$ 17,500

On August 15, 2002;

$ 25,000

On August 15, 2003; and each August 15 thereafter.

All Advance Royalty payments payable to Owner pursuant to this paragraph shall not be recoverable against Seabridge's right to acquire 50% of Owner's Production Royalty interest more fully described below.

Seabridge shall pay to Owner a Production Royalty based on the price of gold follows:

Production Royalty Rate	Gold Price Per Ounce
3.0%	less than $320.00
3.5%	$320.00 to $379.99
4.0%	$380.00 to $439.99
4.5%	$440.00 to $499.99
5.0%	over $500.00

In addition, Seabridge shall pay Owner 3.5% of Gross Proceeds received by Seabridge from any other metals, other than gold, from the Property.

Gross Proceeds shall be calculated for each calendar quarter in which Gross Proceeds are realized, and such royalty payments as are due Owner hereunder shall be made within thirty (30) days following the end of the calendar quarter in which the Gross Proceeds were realized. Such payments shall be accompanied by a statement summarizing the computation of Gross Proceeds.

Quarterly royalty payments will be provisional and subject to adjustment at the end of Seabridge's accounting year. If no written objection is made by Owner to the correctness of a royalty payment or its accompanying statement within two years from the date of such payment, such statement shall be conclusively deemed to be correct and such royalty payment sufficient and complete, and no exception or claim for adjustment shall thereafter be permitted.

The term "Gross Proceeds" as used herein shall mean the dollar amount actually received by Seabridge from the sale of minerals from the Property.

All payments and royalties payable hereunder may be made by Seabridge's check, and delivery thereof shall be deemed completed on the mailing thereof to Owner or any third party as directed by Owner.

In addition, during the term of this Agreement, Seabridge shall pay to Owner a Production Royalty on the same terms as above from the sale of minerals from any unpatented mining claims located by Seabridge within the "Area of Interest" as more particularly described in Exhibit B attached hereto and incorporated herein.

At anytime during the term of this Agreement, Seabridge shall have the right, but not the obligation, to purchase 50% of the Production Royalty for $1,800,000. For clarification, should Seabridge elect to purchase 50% of the Production Royalty, the Production Royalty Rates detailed above will be reduced by 50%. Any and all Production Royalty payments made by Seabridge under the terms of this Agreement, after production has commenced, will be credited against the $1,800,000 payment.

1.

 If required by state or federal law, Seabridge shall perform annual labor or assessment work for the benefit of the Property, pay any maintenance, rental, holding fee or other payment required to maintain the Property, or both, for every assessment year thereafter in which Seabridge continues this Agreement beyond July 1st of the assessment year. If any such law permits the performance of assessment work or annual labor in lieu of making all or a portion of any such payment, Seabridge shall determine whether to make such payment, perform such work or labor, or both. If required by state or federal law, Seabridge shall pay any location fee or payment required to relocate any unpatented mining claim or mill site included in the Property that Seabridge determines under Section 7 should be relocated. For each assessment year in which Seabridge performs annual labor or assessment work or makes any such payment, it shall record or file any affidavit or statement of such compliance required by federal or state law.

Seabridge shall have the benefit of all laws now or hereafter enacted which relate to annual labor or assessment work or any payment required by this Section, including any laws extending the time within which to comply with such requirements, suspending such requirements, or exempting the Property from such requirements, so that Seabridge's obligations under this Section are limited to compliance with state and federal laws regarding such requirements in effect from time to time during the term of this Agreement. Seabridge shall be relieved of its work or labor obligations under this Section for any period in which Seabridge's access to the Property is impeded by access force majeure under Section 14.

2.

 Upon request, Owner shall make available such abstracts of title and other title records pertaining to the Property which he may have to aid Seabridge in any title searching it may wish to undertake. Seabridge may, but shall have no obligation to, investigate and cure as it sees fit any defects in title to the Property which Owner fails to remedy after notice by Seabridge. Owner shall cooperate fully with Seabridge in the curing of any such title defect, and Seabridge shall reimburse Owner for Owner's actual expenses resulting from its cooperation in this effort.

Seabridge may, but shall have no obligation to, investigate and cure as it sees fit any defects in the title, location, recordation or filing of the unpatented mining claims comprising the Property, and Owner shall cooperate fully with the curing of said deficiencies at the expense of Seabridge. Additionally, Owner authorizes Seabridge, at its discretion, to relocate, amend, restake, refile and rerecord any particular mining claim or claims in the Property or documents associated therewith. Where required for restaking or relocation, Owner shall execute notices of abandonment of mining claims, and, in turn, Seabridge agrees that any relocation, restaking or location of fractions within the perimeter of the claim block shall be accomplished in Owner's name.

Owner shall apply for a patent for any of the unpatented mining claims upon the request of Seabridge. All expenses authorized by Seabridge in connection with prosecuting patent proceedings shall be borne by Seabridge; and the rights of Seabridge under this Agreement shall extend to any patented mining claims Owner receives by virtue of such patent proceedings, and to any amended location and relocation of the unpatented claims.

Seabridge and Owner recognize that legislation to amend the mining laws of the United States or the state of Nevada may be enacted during the term of this Agreement and that any such legislation, if enacted, will likely contain provisions affecting owners or holders of existing unpatented mining claims, including but not limited to provisions (i) permitting or requiring conversion of existing unpatented claims to a new type of mining claim or interest, (ii) permitting or requiring owners or holders of existing mining claims to comply with some or all of the requirements of such amended mining laws, or (iii) permitting or requiring owners or holders of existing mining claims to commence patent proceedings within a specified period of time ("Claim Holder Rights"). For all purposes of this Agreement, Owner grants to Seabridge all Claim Holder Rights now or hereafter vested in Owner, whether contained in federal legislation, regulations promulgated thereunder or similar state laws or regulations, together with Owner's rights to enforce any existing rights to the Property or any Claim Holder Rights against any third party, or to litigate or contest any such existing rights or Claim Holder Rights before any court or administrative agency. Seabridge may, but shall have no obligation to, exercise such rights as to any, all or none of the mining claims included in the Property, at any time and from time to time, in Seabridge's sole discretion. Owner shall cooperate in Seabridge's exercise of such rights, including without limitation by executing required forms or documents, participating in any action or proceeding relating to such rights or allowing any such action or proceeding to be taken or prosecuted in Owner's name.

If the United States or any third party attacks the validity of the mining claims included in the Property, Seabridge may, but shall have no obligation to, defend their validity.

1.

 Without limiting the generality of the rights granted in Section 2 above, Owner hereby grants Seabridge the right to mine or remove from the Property any ores, waste, water or other materials existing therein or thereon, through or by means of shafts or openings which maybe sunk or made upon adjoining or nearby property controlled by Seabridge, and may stockpile any ores, waste or other materials and/or concentrated products of ores or materials from the Property upon stockpile grounds situated upon any such adjoining or nearby property; and Seabridge may use the Property and any part thereof and any shafts, openings, and stockpile grounds, sunk or made thereon for the mining, removal and/or stockpiling of any ores, waste, water and other materials and/or concentrated products of ores or materials from any such adjoining or nearby property, or for any purpose or purposes connected therewith, not, however, permanently preventing the mining or removal of ore from the Property.

Seabridge may commingle ore from the Property with ore from other properties, either before or after concentration or beneficiation, so long as the data to determine the weight and assay, both of the ore removed from the Property and of other ores to be commingled, are obtained by Seabridge. Seabridge shall use that weight and assay data to allocate the royalties from the commingled ore between the Property and other properties from which the other commingled ore was removed. All such weight, assay and allocation calculations by Seabridge shall be done in a manner recognized by the mining industry as practical and sufficient.

2.

 Seabridge's records of all mining operations on the Property pertinent to computation of royalties shall be available for Owner's inspection upon reasonable advance notice and during normal business hours, but no more than once each quarter. Seabridge shall maintain adequate

3.

records concerning mining operations so that the amount of gold, or other metal, having been produced from each of the claim block groups on the Property may be independently calculated. Owner may enter the mine workings and structures on the Property at all reasonable times upon reasonable advance notice for inspection thereof, but Owner shall so enter at his own risk and shall indemnify and hold Seabridge harmless against and from any damage, loss or liability by reason of injury to Owner or his agents or representatives or damage to or destruction of any property of Owner or said agents or representatives while on the Property on or in said mine workings and structures.

On or before the first anniversary and each anniversary thereafter, as long as the Agreement is in effect, Seabridge shall provide Owner an annual project summary report. This report shall be in writing and summarize Seabridge's exploration activities on or for the benefit of the Property during the preceding twelve (12) month period.

1.

 Seabridge shall pay all taxes assessed against any personal property which it may place on the Property and shall pay any taxes or increase in taxes assessed against the Property due to its operations thereon. Owner shall provide promptly to Seabridge copies of all documents relating to such taxes or increase in taxes. Seabridge may take such action, at its expense, as it deems proper to obtain a reduction or refund of taxes paid or payable by it, and Owner shall cooperate in such action, including but not limited to allowing such action to be taken and prosecuted in Owner's name. Owner shall pay all other taxes assessed against the Property, including all taxes assessed or payable at the time of the execution of this Agreement.

2.

 Seabridge shall keep the Property free of all liens for labor or materials furnished to it in its operations hereunder and shall indemnify and save harmless Owner against and from any damage, loss or liability by reason of injury to person or damage to property as the result of its operations hereunder, except as provided in Section 9 above. Seabridge may, but shall have no obligation to, contest the validity of any lien of the Property at its expense, and Owner shall cooperate in such contest, including but not limited to allowing such contest to be taken and prosecuted in Owner's name, and any such lien shall not be deemed a default unless finally adjudicated to be valid and not discharged by Seabridge.

Owner shall not cause or allow any liens, encumbrances or adverse claims to accrue against the Property, except such as may have been expressly subordinated to this Agreement; and in the event any lien or encumbrance shall hereafter accrue against the Property by act or neglect of Owner, then Seabridge may, at Seabridge's option, pay and discharge the same, and if Seabridge elects so to do, Seabridge may deduct the amount so paid from any Advance Royalty or Production Royalties or other payments hereunder, together with interest thereon from the date of payment of said sums at the weighted average of prime rates throughout the year (as established by the Bank of America) subject to the application of any Nevada usury statute.

3.

 Seabridge shall have the right at any time to terminate this Agreement. Upon termination of this Agreement by Seabridge, all payments theretofore made to Owner shall be retained by Owner and all liabilities and obligations of Seabridge to Owner not then due or accrued shall cease and terminate, except any liabilities or obligations arising prior to the termination of this section.

4.

Upon termination of this Agreement Seabridge shall furnish Owner with a complete summary of the factual information obtained as a result of work done by Seabridge on the Property including, but not limited to, logs of all holes drilled thereon, ore values encountered, if any, analyses thereof and pertinent maps and surveys prepared by Seabridge in the course of such work. Seabridge shall authorize and permit Owner to take possession of any available drill core, pulps, chips, or cuttings obtained from the Property. Seabridge makes no representation or warranty, expressed or implied, as to the accuracy of any information or data made available to Owner hereunder or to the fitness or suitability of such information or data for any purpose.

1.

 If Seabridge defaults in any of its obligations hereunder, Owner may give Seabridge written notice thereof and specify the default or defaults relied on. If Seabridge has not begun to cure such default within a reasonable time after receipt of such notice (which shall not, in any case, be less than 30 days), Owner may terminate this Agreement by written notice to Seabridge; provided that if Seabridge shall dispute that any default has occurred, the matter shall be determined by litigation in a court of competent jurisdiction, and if it is found to be in default hereunder, Seabridge shall have a reasonable time (which in any case shall not be less than 60 days from receipt by Seabridge of notice of entry of final judgement adverse to Seabridge) to cure such default, and if so cured, Owner shall have no right to terminate this Agreement by reason of such default. However, in the event the claim of default is failure to make annual payments when due, Seabridge shall cure such payment default within 15 days after notice of default is given, or else this Agreement will terminate.

2.

The terms of this Agreement may be extended or the Agreement terminated in the case of an event of force majeure in accordance with the following:

a.) The term of this Agreement shall be extended by any event of force majeure, and the obligations of Seabridge under this Agreement, except for the payment of money, shall be suspended and Seabridge shall not be deemed in default or liable for damages or other remedies while Seabridge is prevented from complying therewith by force majeure. For purposes of this agreement, force majeure shall include, but not be limited to: acts of God; the elements; acts of War, insurrection, riots or terrorism; strikes, lockouts and other labor disputes; inability to obtain necessary materials or obtain permits, approvals or consents; damage to, destruction or unavoidable shutdown of necessary facilities or equipment; acts or failures to act on the part of local, state, federal or foreign governmental agencies or courts, or of Indian tribes; or any other matters (whether or not similar to those mentioned above, and whether foreseeable or unforeseeable) beyond Seabridge's reasonable control; provided, however, that settlement of strikes, lockouts and other labor disputes shall be entirely within the discretion of Seabridge; and provided further that Seabridge shall promptly notify other parties to this Agreement and shall exercise diligence in an effort to remove or overcome the cause of such inability to comply.

b.) In entering into this Agreement, the parties assume that Seabridge's access to the Property is and will continue to be unrestricted. Seabridge's reasonable belief that the actions or inactions of any local, state or federal governmental agency or court, of any Indian tribe, or of any officer or official acting under color of governmental authority, might prevent or impede access to the Property, or otherwise limit Seabridge's ability to operate thereon, shall be considered an event of force majeure for purposes of this Agreement, and shall be referred to as an "access force majeure." If an access force majeure occurs, Seabridge shall have the right either: 1.) to suspend this Agreement for a period not to exceed two years, without payment or penalty, while the access force majeure is in effect, provided, however, that Seabridge shall resume operations on the Property within a reasonable time after access to the Property is no longer restricted, and further provided that Seabridge shall perform assessment work on the Property during such period of suspension to the extent required by Section 6 herein unless Seabridge is prevented by such access force majeure from performing such assessment work; or 2.) to terminate this Agreement, without payment or penalty, if in Seabridge's sole discretion the Property shall be inaccessible or otherwise unavailable for exploration during the current or subsequent field season. In determining "reasonableness," Seabridge shall be under no duty to contest the governmental agency or court action or inaction by protest, petition, appeal or any other means.

1.

 In case of termination of this Agreement under the terms hereof or for any cause, Seabridge shall have no liability or obligation hereunder except for those, including reclamation obligations, already accrued at such date of termination. Upon such termination, Seabridge shall surrender the Property to Owner, and upon his request shall deliver to him a written instrument in further evidence of such termination, in appropriate form for recording. Seabridge shall have the right but not the obligation, to remove from the Property all property belonging to or installed by it, including but not limited to machinery; equipment; buildings; structures; fixtures; ores, waste, and other materials; and concentrated products of ores or other materials. However, any property not removed within two years from the date of termination, will become the property of Owner.

2.

 Changes in the ownership of the Property or the rights to receive royalties hereunder occurring after delivery of this Agreement shall not be binding upon Seabridge until it shall receive written notice of such change, signed by Owner, together with a certified copy or photographic copy of the recorded documents reflecting such change. No change or division in the ownership of the Property, mineral interests or royalties hereafter accomplished shall operate to enlarge the obligations or diminish the rights of Seabridge hereunder.

3.

 All notices hereunder shall be in writing and may be delivered by certified mail, and such mailing thereof shall be deemed the act of giving of notice. Such mailed notices shall be addressed to Owner as follows:

Platoro West, Inc. P.O. Box 2654

Durango, Colorado 81302

and to Seabridge, in duplicate, as follows:

Seabridge Resources Inc.

172 King Street East, 3rd Floor Toronto, Ontario M5A 1J3 Canada Attention: Rudi Fronk

and to:

Seabridge Resources Inc.

Suite 304-700 West Pender Street Vancouver, B.C. V6C 1G8 Canada Attn: Cynthia Avelino

1.

"Owner" as used herein includes the plural, if there are more than one, and reference to the Owner in one gender includes the other and the plural when appropriate.

2.

Upon request, Owner shall execute a Memorandum of Mining Lease and Agreement covering the Property for purposes of recording.

3.

 The rights and obligations of Owner and Seabridge may be freely assigned in whole or in part. An assignment of this Agreement, in whole or in part, shall, to the extent of such assignment, relieve and discharge Seabridge of its obligations hereunder.

IN WITNESS WHEREOF, the parties have executed this Mining Lease and Agreement as of the day and year first above written.

OWNER:

PLATORO WEST, INC.

By:

Name:

William M. Sheriff

Title:

President

SEABRIDGE RESOURCES INC.

By:  /s/ Rudi P. Fronk

Name:

Rudi P. Fronk

Title:

President and CEO

STATE OF COLORADO	) ) ss.
COUNTY OF LA PLATA	)

On  August 15th , 2000, personally appeared before me, a Notary Public,

William M. Sheriff, President of Platoro West, Inc., a Nevada corporation, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument on behalf of the limited liability company.

/s/ Mary Ann Carter

Notary Public

My Commission Expires:

__10/14/00

PROVINCE OF ONTARIO

On   August 25, 2000, personally appeared before me, a Notary Public, Rudi P. Fronk, President of SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument, on behalf of the corporation.

My Commission Expires:

N/A

EXHIBIT A
Property

62 UNPATENTED LODE CLAIMS SITUATED IN SECTIONS 28 and 33 TOWNSHIP 3 NORTH, RANGE 38 1/2 EAST and SECTIONS 17-21, and 28-33 TOWNSHIP 3 NORTH, RANGE 39 EAST, MDB&M, ESMERALDA COUNTY, STATE OF NEVADA.

CLAIM NAME		BOOK	PAGE	BLM SERIAL #
CP	81	185	340	749481
CP	84	185	342	749482
CP	86	185	343	749483
CP	89	185	344	749484
CP	90	185	345	749485
CP	129	185	353	749491
CP	133	185	354	749492
CP	173	185	358	749493
CP	174	185	359	749494
CP	175	185	360	749495

CP	83	166	131	654988
CP	85	166	133	654990
CP	87	166	135	654992
CP	88	166	136	654993
CP	111	166	159	655016
CP	113	166	161	655018
CP	120	174	181	688172
CP	121	174	182	688173
CP	122	174	183	688174
CP	125	174	184	688175
CP	126	174	185	688176
CP	127	174	186	688177
CP	130	174	189	688180
CP	131	174	190	688181
CP	132	1 74	191	688182
CP	135	174	194	688185
CP	136	174	195	688186
CP	137	174	196	688187
CP	138	174	197	688188
CP	139	174	198	688189

NEW 354		188	213	764345
NEW 355		188	214	764346
NEW 356		188	215	764347
			11
NEW 357		188	216	764348
NEW 358		188	217	764349
NEW 359		188	218	764350
NEW 360		188	219	764351
NEW 449		188	220	764352
NEW 454		188	221	764353
NEW 458		188	222	764354
NEW 459		188	223	764355
NEW 460		188	224	764356
NEW 549		188	225	764357
NEW 558		188	226	764358
NEW 559		188	227	764359
NEW 560		188	228	764360
NEW 649		188	229	764361
NEW 650		188	230	764362
NEW 651		188	231	764363
NEW 660		188	232	764364
NEW 749		188	233	764365
NEW 750		188	234	764366
NEW 751		188	235	764367
NEW 752		188	236	764368
NEW 760		188	237	764369
NEW 849		188	238	764370
NEW 850		188	239	764371
NEW 851		188	240	764372
NEW 852		188	241	764373
NEW 853		188	242	764374
NEW 859		188	243	764375
NEW 860		188	244	764376

AND

69 UNPATENTED LODE CLAIMS SITUATED IN SECTION 33 TOWNSHIP 3 NORTH, RANGE 38 1/2 EAST and SECTIONS 19, 20, 29, 30, 31, AND 32 TOWNSHIP 3 NORTH, RANGE 39 EAST and SECTION 6 TOWNSHIP 2 NORTH, RANGE 39 EAST, MDB&M, ESMERALDA COUNTY, STATE OF NEVADA.

CLAIM NAME		BOOK	PAGE	BIM SERIAL #
WES	#1	pending	pending	pending
WES	#2	pending	pending	pending
WES	#3	pending	pending	pending
WES	#4	pending	pending	pending

NESS #1	187	355	754931
NESS #2	187	356	754932
		12

NESS #3		187	357	754933
NESS #4		187	358	754934
NBSS #5		187	359	754935
NBSS #6		187	360	754936
NBSS #7		187	361	754937
NESS #8		187	362	754938
NESS #9		187	363	754939
NESS #10		187	364	754940
JAZ #1		198	268	796441
JAZ #2		198	269	796442
JAZ #3		198	270	796443
JAZ #4		198	271	796444
JAZ #5		198	272	796445
JD	#1	185	333	749476
JD	#2	185	334	749477
JD	#3	185	335	749478
JD	#5	185	337	749480*
JD	#10	187	365	754920*
-JD	#l2.	187	367	754922*
JD	#14	187	369	754924 *
JD	#16	187	371	754926*
JD	#17	187	372	754927
JD	#18	187	373	754928
JD	#20	187	375	754930*
JD	#77	193	80	779981*
JD	#79	193	82	779983 *
JD	#81	193	84	779985*
JD	#82	193	85	779986
JD	#301	193	101	780002*
JD	#302	193	102	780003
JD	#304	193	103	780004
JD	#305'	193	104	780005
JD	#307	193	106	780007*
JD	#309	193	108	780009*
JD	#310	193	109	780010
JD	#401	193	201	780347*
JD	#403	193	203	780349*
JD	#404	193	204	780350
JD	#406	193	206	780352 *
JD	#408	193	208	780354*
JD	#409	193	209	780355
JD	#411	193	211	780357*
JD	#412	193	212	780358
JD	#413	193	213	780359
			13

JD #414		193	214	780360
JD #415		193	215	780361
JD #427		193	220	780366*
JD #500		193	226	780372*
DJ #6		198	264	796437
DJ #7		198	265	796438
DJ #8		198	266	796439
DJ #9		198	267	796440
CP #81		185	340	749481
CP #84		185	342	749482
CP #86		185	343	749483
CP #89		185	344	749484
CP #90		185	345	749485
CP #105		185	347	749486
CP #107		185	348	749487
CP #109		185	349	749488
CP #110		185	350	749489
CP #112		185	351	749490
CP #129		185	353	749491
CP	#133	185	354	749492
CP	#173	185	358	749493
CP	#174	185	359	749494
CP	#175	185	360	749495

EXHIBIT B Area of Interest

~l M

ATTACHMENT A

Underlying Royalty Agreement between Fisher-Watt Gold Company and Platoro West
Incorporated

CONVEYANCE AGREEMENT

THIS CONVEYANCE AGREEMENT (the "Agreement") is made and entered into effective as of August 31, 1999 (the "Effective Date"), by and among Platoro West Incorporated, a Nevada corporation, whose address for purposes hereof is P. O. Box 2654, Durango, Colorado 81302 ("PWI"), and Fischer-Watt Gold Company Incorporated, a Nevada corporation, whose address for purposes hereof is 1621 N. 3rd Street, suite 1000, Coeur d'Alene, Idaho 83814 ("FWG"). Platoro and Fischer-watt will be collectively referred to hereinafter as the "Parties".

RECITALS

A.

FWG is the owner of certain unpatented lode mining claims located in Esmeralda County, Nevada, as more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "Claims").

B.

FWG desires to convey to PWI and PWT desires to acquire the Claims, reserving to FWG (i) a 1.0% Net Smelter Return Royalty ("NSR") on all claims listed in Exhibit B-1 attached hereto and incorporated by reference, and (ii) a 0.7% NSR on all claims listed in Exhibit B-2 attached hereto and incorporated by reference. The terms to be used in the calculation of the NSR are described fully in Exhibit C attached hereto and incorporated by reference.

AGREEMENT

NOW, THEREFORE, for and in consideration of PWI's firm commitment to pay the federal claim maintenance fees required to maintain the Claims through the year ending on September 1, 2001, as more fully described in Section 1.1 (b) below, and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby confirm and acknowledge, and the mutual promises, covenants, and conditions herein contained and recited, the Parties hereto agree as follows:

ARTICLE 1
CONVEYANCE OF CLAIMS

1.1

Conveyance of Claims to PWT.

(a)

Quitclaim. FWG hereby agrees to quitclaim the Claims to PWI pursuant to Quitclaim Deed in the form of Exhibit D attached hereto and incorporated herein by reference.

(b)

Claim Maintenance. In connection with PWI’s acquisition of the Claims, PWI agrees to pay the claim maintenance fees required to maintain the Claims through and including September 1, 2001, and to file and record, in the appropriate governmental offices, as required, notices or affidavits of such payment. Except as

(c)

specifically set forth in this Section 1.1(b) and in Section 1.2(c) below, PWT shall have no obligation to maintain any of the Claims.

1.2

Rights Reserved to FWG.

(a)

Net Smelter Return Royalty. FWG shall retain a 1.0% NSR on those claims listed in Exhibit B-1 and a 0.7% NSR on those claims listed in Exhibit B-2.

(b)

Area of Interest. If, after the effective date of this Agreement, PWI acquires an interest in any additional properties within the Area of Interest as outlined on Exhibit E attached hereto and incorporated herein by reference, FWG shall be entitled to a 0.5% NSR on the newly acquired property and said property shall become part of this Agreement.

(c)

Abandonment. If at any time or from time-to-time during the term of this Agreement PWI desires to abandon all or any portion of the claims described in any of the Exhibits attached hereto, PWT shall provide FWG with written notice of such intention at least 30 days prior to the effective date of such abandonment. Within 15 days after receipt of such notice, FWG shall notify PWT whether FWG desires to acquire or re-acquire all or any portion of such claims. If FWG notifies PWI that FWG desires to acquire or re-acquire all or a portion of such claims, PWI shall promptly convey those claims to FWG by quitclaim deed. In addition, if PWI notifies FWG of its intention to abandon all or any portion of the Claims shown in Exhibit A after June 1st of any year, PWI shall be obligated to timely perform sufficient assessment work and/or timely pay any required claim maintenance fees prior to August 20th of that year, and to timely make all filings and recordings required in connection therewith, for all of the Claims covered by said notice.

ARTICLE 2
OBLTGATTONS OF PWT

2.1

Indemnity. PWT agrees to indemnify and hold FWG harmless from and against any loss, liability, cost, expense or damage FWG may incur for injury to or death of persons or damage to property, or otherwise, as the result of PWT conducting any activities or operations on or in connection with the Claims.

2.2

Compliance with Laws. PWI agrees to conduct and perform all of its operations on the Claims during the term of this Agreement in compliance with all valid and applicable federal, state and local laws, rules and regulations.

2.3

Reclamation and Remediation. If any of the claims are re-acquired by FWG, PWI shall be obligated to reclaim the surface of such claims, and perform remediation work as to the subsurface of such claims, to the extent disturbed by PWI in accordance with and as required by applicable federal, state and local laws, rules and regulations. FWG hereby agrees to grant to PWI such access to those claims as is reasonably necessary to complete such reclamation and restoration work.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF FWG

3.1

Representations and Warranties. FWG represents and warrants to PWI as of the date hereof as follows:

(a)

Organization and Standing. FWG is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is duly qualified to conduct business in Nevada.

(b)

Corporate Power. FWG has the requisite corporate power and authority (i) to enter into this Agreement and all other agreements contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Agreement and all agreements contemplated hereby.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PWI

4.1

Representations and Warranties. PWT represents and warrants to FWG as of the date hereof as follows:

(a)

Organization and Standing. PWI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is duly qualified to conduct business in Nevada.

(b)

Corporate Power. PWI has the requisite corporate power and authority (i) to enter into this Agreement and all other agreements contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Agreement and all agreements contemplated hereby.

ARTICLE 5 NOTICES

5.1

Notices. All notices given in connection herewith shall be in writing, and all such notices and deliveries to be made pursuant hereto shall be given or made in person, by certified or registered mail return receipt requested, by overnight courier, or by facsimile acknowledged upon receipt. Such notices and deliveries shall be deemed to have been duly given and received when actually received. All notices should be addressed as follows:

(a)

If to FWG:

Fischer-Watt Gold Company Inc. 1621 N. 3rd Street, suite 1000 Coeur d'Alene, ID 83814

Facsimile Number: 208-667-6516

(b)

If to PWI:

Platoro West Incorporated

Post Office Box 2654

Durango, CO 81302

Facsimile Number: 970-259-6425

ARTICLE 6
GENERAL PROVISIONS

6.1

Term and Termination. This Agreement will remain in effect for a period not to exceed 99 years from and after the date hereof, after which it will terminate automatically. This Agreement may be sooner terminated or amended with the express written consent of all Parties.

6.2

Governing Law. This Agreement, and the rights and liabilities of the Parties hereunder, shall be governed by and construed in accordance with the laws of the State of Nevada.

6.3

Memorandum for Recording. Upon request by either of the Parties, the Parties agree to execute for recording purposes a written Short Form of Agreement, setting forth the basic terms and conditions of the Agreement. Both of the Parties hereby acknowledge that this Agreement shall not be recorded without the written consent of the Parties.

6.4

Para,-graph Numbers. The paragraph numbers in this Agreement are for administrative purposes and have no meaning.

IN WITNESS WHEREOF, the Parties hereto have caused this Conveyance Agreement to be duly executed, delivered, and effective from the date first above written.

Fischer-Watt Gold Company, Inc.

Platoro West Incorporated

ACKNOWLEDGEMENTS

STATE OF IDAHO )

)ss

COUNTY OF KOOTENAI

The foregoing instrument was acknowledged before me this 27 day of Sept. , 1999, by George Beattie, as CEO of Fischer-Watt Gold Company, Inc. a Nevada corporation.

Witness my hand and official seal.

My commission expires:  06/30/2005

Notary Public

STATE OF COLORADO	) ) ss.
COUNTY OF LA PLATA	)

The foregoing instrument was acknowledged before me this 24th day of September, 1999, by William M. Sheriff as President of Platoro West Incorporated a Nevada corporation.

Witness my hand and official seal.

My commission expires: 10/12/99

EXHIBIT "A"

THE "CLAIMS"
Claims to be Quitclaimed, subject to 1.0% NSR
CASTLE PROJECT — CP and NEW CLAIMS

52 UNPATENTED LODE CLAIMS SITUATED IN SECTIONS 28 and 33 TOWNSHIP 3 NORTH, RANGE 38 1/2 EAST and SECTIONS 17-21, and 28-33 TOWNSHIP 3 NORTH, RANGE 39 EAST, MDB&M, ESMERALDA COUNTY, STATE OF NEVADA.

CLAIM NAME	BOOK	PAGE	BLM SERIAL #
CP 83	166	131	654988
CP 85	166	133	654990
CP 87	166	135	654992
CP 88	166	136	654993
CP III	166	159	655016
CP 113	166	161	655018
CP 120	174	181	688172
CP 121	174	182	688173
CP 122	174	183	688174
CP 125	174	184	688175
CP 126	174	185	688176
CP 127	174	186	688177
CP 130	174	189	688180
CP 131	174	190	688181
CP 132	174	191	688182
CP 135	174	194	688185
CP 136	174	195	688186
CP 137	174	196	688187
CP 138	174	197	688188
CP 139	174	198	688189

NEW 354	188	213	764345
NEW 355	188	214	764346
NEW 356	188	215	764347
NEW 357	188	216	764348
NEW 358	188	217	764349
NEW 359	188	218	764350
NEW 360	188	219	764351
NEW 449	188	220	764352
NEW 454	188	221	764353
NEW 458	188	222	764354
NEW 459	188	223	764355
NEW 460	188	224	764356
NEW 549	188	225	764357
NEW 558	188	226	764358
NEW 559	188	227	764359
NEW 560	188	228	764360

NEW 649	188	229	764361
NEW 650	188	230	764362
NEW 651	188	231	764363
NEW 660	188	232	764364
NEW 749	188	233	764365
NEW 750	188	234	764366
NEW 751	188	235	764367
NEW 752	188	236	764368
NEW 760	188	237	764369
NEW 849	188	238	764370
NEW 850	188	239	764371
NEW 851	188	240	764372
NEW 852	188	241	764373
NEW 853	188	242	764374
NEW 859	188	243	764375
NEW 860	188	244	764376

EXHIBIT "B-1"
CLAIMS SUBJECT TO FWG 1.0% NSR

62 UNPATENI'ED LODE CLAIMS SITUATED IN SECTIONS 28 and 33 TOWNSHIP 3 NORTH, RANGE 38 1/2 EAST and SECTIONS 17-21, and 28-33 TOWNSHIP 3 NORTH, RANGE 39 EAST, MDB&M, ESMERALDA COUNTY, STATE OF NEVADA.

CLAIM NAME	BOOK	PAGE	BLM SERIAL #
CP 81	185	340	749481
CP 84	185	342	749482
CP 86	185	343	749483
CP 89	185	344	749484
CP 90	185	345	749485
CP 129	185	353	749491
CP 133	185	354	749492
CP 173	185	358	749493
CP 174.	185	359	749494
CP 175	185	360	749495

CP 83	166	131	654988
CP 85	166	133	654990
CP 87	166	135	654992
CP 88	166	136	654993
CP 111	I66	159	655016
CP 113	166	161	655018
CP 120	174	181	688172
CP 121	174	182	688173
CP 122	174	183	688174
CP 125	174	184	688175
CP 126	174	185	688176
CP 127	174	186	688177
CP 130	174	189	688180
CP 131	174	190	688181
CP 132	174	191	688182
CP 135	174	194	688185
CP 136	174	195	688186
CP 137	174	196	688187
CP 138	174	197	688188
CP 139	174	198	688189

NEW 354	188	213	764345
NEW 355	188	214	764346
NEW 356	188	215	764347
NEW 357	188	216	764348

NEW 358	188	217	764349
NEW 359	188	218	764350
NEW 360	188	219	764351
NEW 449	188	220	764352
NEW 454	188	221	764353
NEW 458	188	222	764354
NEW 459	188	223	764355
NEW 460	188	224	764356
NEW 549	188	225	764357
NEW 558	188	226	764358
NEW 559	188	227	764359
NEW 560	188	228	764360
NEW 649	188	229	764361
NEW 650	188	230	764362
NEW 651	188	231	764363
NEW 660	188	232	764364
NEW 749	188	233	764365
NEW 750	188	234	764366
NEW 751	188	235	764367
NEW 752	188	236	764368
NEW 760	188	237	764369
NEW 849	188	238	764370
NEW 850	188	239	764371
NEW 851	188	240	764372
NEW 852	188	241	764373
NEW 853	188	242	764374
NEW 859	188	243	764375
NEW 860	188	244	764376

EXHIBIT "B-2"

CLAIMS SUBJECT TO FWG 0.7% NSR

57 UNPATENTED LODE CLAIMS SITUATED IN SECTION 33 TOWNSHIP 3 NORTH, RANGE 38 1/2 EAST and SECTIONS 19, 20, 29, 30, 31, AND 32 TOWNSHIP 3 NORTH, RANGE 39 EAST and SECTION 6 TOWNSHIP 2 NORTH, RANGE 39 EAST, MDB&M, ESMERALDA COUNTY, STAIE OF NEVADA.

CLAIM NAME	BOOK	PAGE	BLM SERIAL

NESS #1	187	355	754931
NBSS #2	187	356	754932
NESS #3	187	357	754933
NBSS #4	187	358	754934
NBSS #5	187	359	754935
NESS #6	187	360	754936
NBSS #7	187	361	754937
NESS #8	187	362	754938
NESS #9	187	363	754939
NBSS #10	187	364	754940

JAZ #1	198	268	796441
JAZ #2	198	269	796442
JAZ #3	198	270	796443
JAZ #4	198	271	796444
JAZ #5	198	272	796445

JD #1	185	333	749476
JD #2	185	334	749477
JD #3	185	335	749478
JD #5	185	337	749480
JD #10	187	365	754920
JD #12	187	367	754922
JD #14	187	369	754924
JD #16	187	371	754926
JD #17	187	372	754927
JD #18	187	373	754928
JD 420	187	375	754930
JD #77	193	80	779981
3D #79	193	82	779983
JD #81	193	84	779985
JD #82	193	85	779986
JD #301	193	101	780002
3D #302	193	102	780003
JD #304	193	103	780004
JD #305	193	104	780005
JD #307	193	106	780007

JD #309	193	108	780009
JD #310	193	109	780010
JD #401	193	201	780347
JD #403	193	203	780349
JD #404	193	204	780350
JD #406	193	206	780352
JD #408	193	208	780354
JD #409	193	209	780355
JD #411	193	211	780357
JD #412	193	212	780358
JD #413	193	213	780359
JD #114	193	214	780360
JD #4I5	193	215	780361
JD #427	193	220	780366
JD #500	193	226	780372

DJ #6	198	264	796437
DJ #7	198	265	796438
DJ#8	198	266	796439
DJ#9	198	267	796440

CP #105	185	347	749486
CP #107	185	348	749487
CP #109	185	349	749488
CP #110	185	350	749489
CP #112	185	351	749490

EXHIBIT-C

Net Smelter Return Royalty (NSR) as used herein shall mean the applicable percentage of the net proceeds received by PWI from the sale of minerals from the property after deductions for all of the following:

(i)

Custom smelting costs, treatment charges and penalties including, but without being limited to, metal losses, penalties for impurities and charges or deductions for refining, selling, and transportation from smelter to refinery and from refinery to market; provided, however, in the case of leaching operations, all processing and recovery costs incurred by PWI beyond the point at which the metal being treated is in solution shall be considered as treatment charges (it being agreed and understood, however, that such processing and recovery costs shall not include the cost of mining, crushing, dump preparation, distribution of leach solutions or other mining and preparation costs up to the point at which the metal goes into solution);

(ii)

Cost of transporting mineral product from the concentrator to a smelter or other place of treatment; and

(iii)

Production taxes, severance taxes and sales, privilege and other taxes measured by production or the value of production

(iv)

EXHIBIT D

THIS QUITCLAIIM DEED is made effective as of August 31, 1999, from FISCHER-WATT GOLD COMPANY, INC., "Grantor", with an address of 1621 N.

3rd  Street, suite 1000, Couer d'Alene, Idaho 83814 to PLATORO WEST INCORPORATED, "Grantee" with an address of Post Office Box 2654, Durango, Colorado 81302.

WITNESSETH:

That the Grantor, for and in consideration of the sum of One Dollar ($1.00) to it in hand paid by the Grantee, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does convey effective as of August 31, 1999, remise, release and forever quitclaim unto the said Grantee, and to its successors and asssigns, without warranties of title, all of Grantor's right, title and interest in and to those certain mining claims situated in Esmeralda County, Nevada, as more particularly described in Exhibit "A" attached hereto and by this reference incorporated herein, together with all the tenements, hereditaments and appurtenances thereunto belonging, and the reversion and reversions, remainder and remainders, rent, issues and profits thereof; and also all the estate, right, title, interest, property, possession, claim and demand whatsoever as well in law as in equity, of the Grantor of, in or to the said premises in every part and parcel thereof.

TO HAVE AND TO HOLD, all and singular, the said premises, with the appurtenances unto the Grantee, its successors and assigns forever.

IN WITNESS WHEREOF, Grantor has executed this Quitclaim Deed to be effective as of the day and year first written above.

FISCHER-WATT GOLD COMPANY, INC.

STATE OF IDAHO	)
)ss.
COUNTY OF KOOTENAI	)

This instrument was acknowledged before me on September 27, 1999 by George Beattie as CEO of Fischer-Watt Gold Company, Inc. a Nevada corporation.

NOTARY PUBLIC

EXHIBIT-E
AREA OF INTEREST

The area of interest concerning this Agreement shall be as follows:

Township 2 North, Range 38 ½ East: Section 4.

Township 2 North. Range 39 East: Sections 5 and b.

Township 3 North. Range 38 ½ East:

Sections 28, 32, and 33.

Township 3 North. Range 39 East:

Sections 19, 20, 29, 30, 31, and 32.

ALL REFER TO ESMERALDA COUNTY NEVADA-MDBM.

AMENDMENT TO CONVEYANCE AGREEMENT

This AMENDMENT TO CONVEYANCE AGREEMENT (the "Amendment") is made and entered into effective as of July 1st, 2000 (the "Effective Date") by and among Platoro West Incorporated, a Nevada corporation, whose address for purposes hereof is P. O. Box 2654, Durango, Colorado 81302 ("PWI"), and Fischer-Watt Gold Company Incorporated, a Nevada corporation, whose address for purposes hereof is 1621 N. 3rd Street, suite 1000, Coeur d'Alene, Idaho 83814 ("FWG"). Platoro and Fischer-Watt will be collectively referred to hereinafter as the "Parties".

.RECITALS

This Amendment shall modify only the specific terms contained herein of that certain Conveyance Agreement by and between the parties dated August 31, 1999 pertaining to certain unpatented lode mining claims located in Esmeralda County, Nevada.

SPECIFIC AMMENDMENTS

Only the following changes are to be made to the original Conveyance Agreement, all other terms of the original Conveyance Agreement shall remain in full force and effect.

Paragraph 1.2.b.- The original paragraph shall be replace with the following language:

(a)

Area of Interest. If, after the effective date of this Agreement, PWI acquires an interest in any additional properties within the Area of Interest, which is defined as 1,200 feet from the outside perimeter of the existing claim block that includes all of the claims listed in Exhibits B-1 and B-2, FWG shall be entitled to a 0.5% NSR on the newly acquired property and said property shall become part of this Agreement.

Paragraph 1.2.c.- The original paragraph shall be replaced with the following language:

(b)

Abandonment. If at any time or from time-to-time during the term of this Agreement PWI desires to abandon all or any portion of the claims described in any of the Exhibits attached hereto, PWI shall provide FWG with written notice of such intention at least 30 days prior to the effective date of such abandonment. Within 15 days after receipt of such notice, FWG shall notify PWI whether FWG desires to acquire or re-acquire all or any portion of such claims. If FWG notifies PWI that FWG desires to acquire or re-acquire all or a portion of such claims, PWI shall promptly convey those claims to FWG by quitclaim deed. In addition, if PWI notifies FWG of its intention to abandon all or any portion of the Claims shown in Exhibit A after July 1st of any year, PWI shall be obligated to timely perform sufficient assessment work and/or timely pay any required claim maintenance fees

(c)

prior to August 20th of that year, and to timely make all filings and recordings required in connection therewith, for all of the Claims covered by said notice.

Paragraph 1.2.d- This paragraph shall be added to the original agreement:

(d)

Purchase of Royalty. At any point in time, PWI will be entitled to acquire up to and including 50% of FWG's royalty interests at the rate of US $15,000 per percent acquired.

ALL OTHER TERMS OF THE ORIGINAL CONVEYANCE AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to Conveyance Agreement to be duly executed, delivered, and effective from the date first above written.

Platoro West Incorporated

ACKNOWLEDGEMENTS

STATE OF IDAHO	) )ss.
COUNTY OF KOOTENAI	)

The foregoing instrument was acknowledged before me this 3rd day of August, 2000, by George Beattie, as CEO of Fischer-Watt Gold Company, Inc., a Nevada corporation.

Witness my hand and official seal.

My commission expires: 6/30/05

STATE OF COLORADO	) )ss.
COUNTY OF LA PLATA	)

The foregoing instrument was acknowledged before me this 1st day August,

2000, by William M. Sheriff, as President of Platoro West Incorporated, a Nevada corporation.

Witness my hand and official seal. My commission expires:

8/31/02

MEMORANDUM OF MINING LEASE AND AGREEMENT

NOTICE IS HEREBY GIVEN that PLATORO WEST, INC., a Nevada corporation, (hereinafter called "Owner") and SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada (hereinafter called "Seabridge"), as lessee, have entered into a Mining Lease and Agreement dated as of August ___, 2000, covering certain rights in and to those certain unpatented mining claims described in Exhibit "A" hereto (the "Property").

Said Mining Lease and Agreement, in consideration of the royalty referred to below and other covenants and agreements set forth therein, provides that Owner has leased to Seabridge all of Owner's right, title and interest in and to the Property.

Further, said Mining Lease and Agreement reserves to Owner a royalty from the production of any and all metals, ores, minerals, mineral substances and materials of all kinds in, under, upon and that may be produced from the Property.

Copies of said Mining Lease and Agreement are in the possession of Seabridge at its address of 172 King Street East; Floor; Toronto, Ontario M5A 1J3, and Owner to the attention of William M. Sheriff, Platoro West, Inc., P.O. Box 2654 Durango, Colorado 81302

IN WITNESS WHEREOF, this Memorandum of Mining Lease and Agreement has been executed as of the date first above written.

By:

Name:      William M. Sheriff

Title:           President______

SEABRIDGE RESOURCES INC.

Name:    Rudi P. Fronk

STATE OF COLORADO	) ) ss.
COUNTY OF LA PLATA	)

On

August 15__, 2000, personally appeared before me, a Notary Public,

William M. Sheriff , President of Platoro West, Inc., a Nevada corporation, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument on behalf of the limited liability company.

My Commission Expires:

10/14/00

PROVINCE OF ONTARIO

On  August 25, 2000 , 2000, personally appeared before me, a Notary Public, Rudi P. Fronk, President of SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument, on behalf of the corporation.

My Commission Expires:

 N/A___

/s/ DF

EXHIBIT A
Property

GROUP 1:

62 UNPATENTED LODE CLAIMS SITUATED IN SECTIONS 28 and 33 TOWNSHIP 3 NORTH, RANGE 38 1/2 EAST and SECTIONS 17-21, and 28-33 TOWNSHIP 3 NORTH, RANGE 39 EAST, MDB&M, ESMERALDA COUNTY, STATE OF NEVADA.

CLAIM NAME	BOOK	PAGE	BLM SERIAL #
CP 81	185	340	749481
CP 84	185	342	749482
CP 86	185	343	749483
CP 89	185	344	749484
CP 90	185	345	749485
CP 129	185	353	749491
CP 133	185	354	749492
CP 173	185	358	749493
CP 174	185	359	749494
CP 175	185	360	749495

CP 83	166	131	654988
CP 85	166	133	654990
CP 87	166	135	654992
CP 88	166	136	654993
CP 111	166	159	655016
CP 113	166	161	655018
CP 120	174	181	688172
CP 121	174	182	688173
CP 122	174	183	688174
CP 125	174	184	688175
CP 126	174	185	688176
CP 127	174	186	688177
CP 130	174	189	688180
CP 131	174	190	688181
CP 132	174	191	688182
CP 135	174	194	688185
CP 136	174	195	688186
CP 137	174	196	688187
CP 138	174	197	688188
CP 139	174	198	688189

NEW 354	188	213	764345
NEW 355	188	214	764346

NEW 356	188	215	764347
NEW 357	188	216	764348
NEW 358	188	217	764349
NEW 359	188	218	764350
NEW 360	188	219	764351
NEW 449	188	220	764352
NEW 454	188	221	764353
NEW 458	188	222	764354
NEW 459	188	223	764355
NEW 460	188	224	764356
NEW 549	188	225	764357
NEW 558	188	226	764358
NEW 559	188	227	764359
NEW 560	188	228	764360
NEW 649	188	229	764361
NEW 650	188	230	764362
NEW 651	188	231	764363
NEW 660	188	232	764364
NEW 749	188	233	764365
NEW 750	188	234	764366
NEW 751	188	235	764367
NEW 752	188	236	764368
NEW 760	188	237	764369
NEW 849	188	238	764370
NEW 850	188	239	764371
NEW 851	188	240	764372
NEW 852	188	241	764373
NEW 853	188	242	764374
NEW 859	188	243	764375
NEW 860	188	244	764376

GROUP 2:

57 UNPATENTED LODE CLAIMS SITUATED IN SECTION 33 TOWNSHIP 3 NORTH, RANGE 38 1/2 EAST and SECTIONS 19, 20, 29, 30, 31, AND 32 TOWNSHIP 3 NORTH, RANGE 39 EAST and SECTION 6 TOWNSHIP 2 NORTH, RANGE 39 EAST, MDB&M, ESMERALDA COUNTY, STATE OF NEVADA.

CLAIM NAME		BOOK	PAGE	BLM SERIAL #
WES	#1	pending	pending	pending
WES	#2	pending	pending	pending
WES	#3	pending	pending	pending
WES	#4	pending	pending	pending

NBSS #1		187	355	754931
NBSS #2		187	356	754932
NBSS #3		187	357	754933
NBSS #4		187	358	754934
NBSS #5		187	359	754935
NBSS #6		187	360	754936
NBSS	#7	187	361	754937
NBSS	#8	187	362	754938
NBSS	#9	187	363	754939
NBSS	#10	187	364	754940

JAZ	#1	198	268	796441
JAZ	#2	198	269	796442
JAZ	#3	198	270	796443
JAZ	#4	198	271	796444
JAZ	#5	198	272	796445

JD #1		185	333	749476
JD #2		185	334	749477
JD #3		185	335	749478
JD #5		185	337	749480
JD #10		187	365	754920
JD #12		187	367	754922
JD #14		187	369	754924
JD #16		187	371	754926
JD #17		187	372	754927
JD #18		187	373	754928
JD #20		187	375	754930
JD #77		193	80	779981
JD #79		193	82	779983
JD #8I		193	84	779985
JD #82		193	85	779986
JD #301		193	101	780002
JD #302		193	102	780003
JD #304		193	103	780004
JD #305		193	104	780005
JD #307		193	106	780007
JD #309		193	108	780009
JD #310		193	109	780010
JD #401		193	201	780347
JD #403		193	203	780349
JD #404		193	204	780350
JD #406		193	206	780352
JD #408		193	208	780354
JD #409		193	209	780355
JD #411		193	211	780357

JD #412	193	212	780358
JD #413	193	213	780359
JD #414	193	214	780360
JD #415	193	215	780361
JD #427	193	220	780366
JD #500	193	226	780372

DJ #6	198	264	796437
DJ #7	198	265	796438
DJ #8	198	266	796439
DJ #9	198	267	796440

CP #105	185	347	749486
CP #107	185	348	749487
CP #109	185	349	749488
CP #110	185	350	749489
CP #112	185	351	749490